Business Combinations - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities (Details) - Goodkind Group, LLC [Member] $ in Thousands	Aug. 23, 2022 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities [Line Items]
Net assets, excluding $147 of cash acquired	$ 3,177
Customer relationships, net of deferred tax liabilities	3,901
Goodwill	4,404
Total net assets acquired	$ 11,482